SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 3, 1996


                         Cascade Communications Corp.
             (Exact name of Registrant as specified in its charter)

         Delaware                  0-24578                   04-3099677
(State or Other Jurisdiction of (Commission               (I.R.S. Employer
Incorporation or Organization)   File Number)              Identification No.)

5 Carlisle Road
Westford, Massachusetts                         01886
(Address of Principal Executive Offices)      (Zip Code)



       Registrant's telephone number, including area code: (508) 692-2600

 Total number of sequentially numbered pages in this filing, including exhibits thereto: 6
  Exhibit Index Located on Page 4


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                                                                 - 2 -

Item 5.        Other Events

         On April 19, 1996, Cascade Communications Corp. ("Cascade") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with AN Acquisition, Corp., a Delaware corporation and wholly owned subsidiary of Cascade ("Merger Sub"), North Bridge Venture Management Company, Inc., as Seller Representative, ("North Bridge") and Arris Networks, Inc., a Delaware corporation ("Arris"). On May 3, 1996, pursuant to the Merger Agreement, and upon the satisfaction of certain closing conditions, Merger Sub merged (the "Merger") with and into Arris, with Arris as the surviving corporation and a wholly owned subsidiary of Cascade. Cascade has agreed to file registration statements with the Securities and Exchange Commission to effect the registration of the shares issued or issuable in the transaction.

         Upon the closing of the Merger, all of the issued and outstanding shares of capital stock of Arris was converted into the right to receive shares of Cascade common stock and all of the outstanding stock options of Arris were thereby assumed by Cascade. The Merger Agreement provides that the transaction is to be accounted for as a pooling-of-interests. Cascade agreed to issue a maximum of 1,709,302 shares of common stock in the transaction (including shares issuable upon options assumed).

         The information contained in the press release of Cascade dated April 22, 1996, attached as Exhibit 99.1 is incorporated herein by this reference. The information contained in the press release of Cascade dated May 7, 1996, attached as Exhibit 99.2 is incorporated herein by this reference.

         (c)      Exhibits.

Exhibit No.        Description
99.1               Press release of Cascade dated April 22, 1996.
99.2               Press release of Cascade dated May 7, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Cascade Communications Corp.
                                  (Registrant)


Date: May, 1996

                                                   EXHIBIT INDEX


                                                               Page Number in
                                                           Sequentially Numbered
Exhibit No.               Description                                Copy
99.1          Press release of Cascade, dated April 22, 1996.
99.2          Press release of Cascade, dated May 7, 1996

                                                   Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Paul E. Blondin             Suzanne M. DuLong
Chief Financial Officer     Manager, Investor Relations
Cascade Communications Corp.Cascade Communications Corp.
(508) 952-1001              (508) 952-1552
                            email: sdulong@casc.com

Lucia F. Graziano
Manager, Public Relations
Cascade Communications Corp.
508-952-1291
email:  lgraziano@casc.com

                         CASCADE COMMUNICATIONS AGREES TO ACQUIRE HIGH-END
                                      REMOTE ACCESS TECHNOLOGY

Acquisition of ARRIS Networks, Inc. Aimed at Accelerating Cascade's Development
                    of a Comprehensive, Carrier Class Remote Access Solution

WESTFORD, MA, April 22, 1996 -- Cascade Communications Corp. (NASDAQ: CSCC), a worldwide supplier of high-performance, multiservice wide area network (WAN) switches today announced that the Company has agreed to acquire ARRIS Networks, Inc. for $145.3 million in common stock. The transaction will be accounted for as a pooling of interests and is expected to be completed in May, 1996.

ARRIS Networks, a privately owned company based in Westford, Massachusetts, is a developer of high performance remote access technology for carrier class networks. ARRIS employs approximately 25 people, primarily in research and development. Upon completion of the transaction, the ARRIS team will become part of Cascade's remote access group.

"Cascade enjoys a leading position in the Frame Relay backbone market with commanding market share in the carrier markets including RBOC's, Competitive Access Providers and Internet Service Providers. The acquisition of ARRIS is a continuation of an overall corporate strategy, begun with our HyperPATH(TM) ISDN solution, to extend the reach of our backbone switching technology to the edge of the network," said Daniel E. Smith, Cascade's president and chief executive officer. "Together Cascade and ARRIS will provide a complete end-to-end solution, achieving a superior linkage between backbone and access products unmatched in the industry."

One of the world's fastest growing data communications companies and price/performance leader in Frame Relay, Cascade Communications Corp. of Westford, Massachusetts is a global provider of wide area networking products for the public carrier, Internet Service Provider, and enterprise markets. Cascade delivers multiservice WAN switches and network management solutions that enable customers to seamlessly integrate existing technologies with ATM for cost-effective network expansion and investment protection. Cascade's B-STDX multiservice WAN switches and the Cascade 500 ATM switch offer the highest scalability and network capacity in the industry. Worldwide, private and public networks such as BellSouth, GTE, Pacific Bell, US West, LDDS WorldCom, and BT rely on Cascade products for unparalleled quality of service and high-performance WAN services.

                                                   EXHIBIT 99.2
FOR IMMEDIATE RELEASE
Contact:
 Suzanne M. DuLong                           Lucia F. Graziano
 Manager, Investor Relations                 Manager, Public Relations
 Cascade Communications Corp.                Cascade Communications Corp.
 (508) 952-1552                             (508) 952-1291
 email: sdulong@casc.com                    email: lgraziano@casc.com



         CASCADE COMMUNICATIONS COMPLETES ACQUISITION OF ARRIS NETWORKS INC.

  High-end Remote Access Technology to be Used in Development of Comprehensive,
                    Carrier Class Remote Access Solution

WESTFORD, MA, May 7, 1996 -- Cascade Communications Corp. (NASDAQ: CSCC), a worldwide supplier of high-performance, multiservice wide area network (WAN) switches today announced that it had completed the acquisition of ARRIS Networks, Inc. The acquisition, first announced on April 22, will be accounted for as a pooling of interests.

ARRIS Networks, a privately owned company based in Westford, Massachusetts, is a developer of high- performance remote access technology for carrier class networks.

One of the world's fastest growing data communications companies and price/performance leader in Frame Relay, Cascade Communications Corp. of Westford, Massachusetts, is a global provider of wide area networking products for the public carrier, Internet Service Provider, and enterprise markets. Cascade delivers multiservice WAN switches and network management solutions that enable customers to seamlessly integrate existing technologies with ATM for cost-effective network expansion and investment protection. Cascade's B-STDX multiservice WAN switches and the Cascade 500 ATM switch offer the highest scalability and network capacity in the industry. Worldwide, private and public networks such as BellSouth, GTE, Pacific Bell, US West, LDDS WorldCom, and BT rely on Cascade products for unparalleled quality of service and high-performance WAN services. For more information about Cascade, please visit our World Wide Web site http://www.casc.com.

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